UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2016

ONE WORLD HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-13869	87-0429198
(Commission File Number)	(I.R.S. Employer Identification No.)

14515 Briarhills Parkway, Houston, Texas 77077
 (Address of principal executive offices)

(866) 440-1470
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, Robert Hines tendered his formal resignation from the board of directors of One World Holdings, Inc., a Nevada corporation (the "Company").  Mr. Hines had served as a member of the Company's Board of Directors since 2011.

As of the date of Mr. Hines's resignation, the Company had no standing Committees.

Pursuant to discussions between the Board of Directors and Mr. Hines, he resigned to pursue other personal and commercial interests.

There were no disagreements or disputes between Mr. Hines and the Company or the Board of Directors.

A copy of Mr. Hines's notice of resignation is included as an exhibit to this report.  The Company provided to Mr. Hines a copy of this Current Report for his review prior to filing.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits
Exhibit No.                          Exhibit
17	Notice of Resignation of Robert Hines

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2016

ONE WORLD HOLDINGS, INC.

By:	/s/ Corinda Joanne Melton
Corinda Joanne Melton
Chief Executive Officer and Director